April 11, 2005



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


We have read eMagin Corporation's statements made in accordance with Item 4.02 of Form 8-K, as part of the Company's Form 8-K filed with the SEC on March 25, 2005 and its Form 8-K/A to be filed with the SEC on April 11, 2005 and we are in agreement with the statements made by the registrant in said filings.



/s/ Eisner LLP

New York, New York